Registration No. 2-75413

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 22

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 22

Massachusetts Mutual Variable Annuity Separate Account 2

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b) of Rule 485.

☒    on May 1, 2003 pursuant to paragraph (b) of Rule 485.

☐    60 days after filing pursuant to paragraph (a) of Rule 485.

☐    on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distributors

7	Ownership; Purchase Payments; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Payments on Death

10	Contract Value; Distributors

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	General Information

18	Distribution and Administration; Experts

19	Purchase of Securities Being Offered

20	Distribution and Administration

21	Performance Measures

22	Contract Value Calculations and Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1

(For Tax Qualified Arrangements)

Massachusetts Mutual Variable Annuity Separate Account 2

(For Non-Tax Qualified Arrangements)

Flex-Annuity

This prospectus describes the Flex-Annuity individual flexible purchase payment variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. The contracts provide for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have four investment choices in these contracts. The following four funds are offered through our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2.

MML Series Investment Fund

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex-Annuity contracts.

To learn more about the Flex-Annuity contracts, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 24 of this prospectus.

For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2003.

1

2

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	8

Accumulation Unit	12

Annuitant	9

Annuity Options	18

Annuity Payments	17

Annuity Service Center	1

Annuity Unit Value	18

Contract Anniversary	14

Free Withdrawals	16

Income Phase	17

Maturity Date	17

Non-Qualified	21

Purchase Payment	10

Qualified	21

Separate Accounts	11

Tax Deferral	20

Index Of Special Terms

3

Highlights

This prospectus describes the general provisions of the Flex-Annuity variable annuity contracts. We offered the contracts for sale in tax-qualified arrangements and non-tax qualified arrangements.

We no longer offer these contracts for sale to the public. Contract owners may continue, however, to make purchase payments to their contract.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s). In some states, the period may be longer.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of or all of your contract value, or if on the maturity date of your contract, you elect to receive fixed annuity payments or a lump sum payment.

The amount of the contingent deferred sales charge depends on:

•	the amount of purchase payments you make and

•	the length of time between when you make the purchase payments and when you withdraw the value of the accumulation units purchased with them, or when your contract reaches its maturity date and you elect to receive fixed annuity payments or a lump-sum payment.

The contingent deferred sales charge ranges from:

•	11% to 0% on the value of the accumulation units purchased with your first $3,000 of purchase payments,

•	5% to 0% on the value of the accumulation units purchased with your cumulative purchase payments between $3,000 and $35,000, and

•	0% on the value of the accumulation units purchased with your cumulative purchase payments over $35,000.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as the term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under immediate annuity; or

•	that come from purchase payments made prior to August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

4

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. We do not assess a charge for transfers during the accumulation phase. State premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Contingent Deferred Sales Charge		Current	Maximum
(as a percentage of the current value of the accumulation units purchased in each level now being withdrawn)
		0% to 11%*	11%*
*Contingent Deferred Sales Charge Schedule

Level	Cumulative Purchase Payments	Contingent Deferred Sales Charge Load
1	First $3,000	11% in year purchase payment is made, decreasing 1% per contract year until it is 0%
2	Next $32,000	5% in year purchase payment is made, decreasing 1% per contract year until it is 0%
3	Over $35,000	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

		Current	Maximum

Annual Administrative Charge		$35	$50

Separate Account Annual Expenses
(as a percentage of average account value)		Current	Maximum
Asset Charge for Mortality and Expense Risk		1.25%	1.25%

Total Separate Account Annual Expenses		1.25%	1.25%

Table Of Fees And Expenses

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Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	0.52%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Blend Fund	0.39%	0.03%	—	0.42%[1]
MML Equity Fund	0.38%	0.04%	—	0.42%[1]
MML Managed Bond Fund	0.46%	0.01%	—	0.47%[1]
MML Money Market Fund	0.48%	0.04%	—	0.52%[1]

1 MassMutual has agreed to bear expenses of the funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. We did not reimburse any expenses of these funds due to this undertaking in 2002.

Table Of Fees And Expenses

6

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the maximum fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,055	$1,484	$1,715	$2,471	$205	$634	$1,089	$2,351
Sub-account with minimum total operating expenses	1,045	1,454	1,666	2,368	195	604	1,038	2,246

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the minimum fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,048	$1,461	$1,678	$2,393	$198	$611	$1,050	$2,271
Sub-account with minimum total operating expenses	1,038	1,431	1,630	2,288	188	581	999	2,166

The examples using current expenses reflect the annual administrative charge of $35 as an annual charge of 0.18%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.25%. This charge is based on an anticipated average contract value of $19,800. The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A-Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

7

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

The Flex-Annuity Contract

General Overview

Flex-Annuity is a contract between you, the owner and us, MassMutual. The contracts are intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The Flex-Annuity contracts, like all deferred annuity contracts, have two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contracts are called variable annuities because you can choose to allocate your purchase payment(s) among four funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

Contracts issued by Massachusetts Mutual Variable Annuity Separate Account 1 were designed for use in retirement plans which qualify for special federal tax treatment under the Code.

Contracts issued by Massachusetts Mutual Variable Annuity Separate Account 2 were designed for use in retirement plan arrangements other than the qualified plans offered through Massachusetts Mutual Variable Annuity Separate Account 1. These contracts are referred to as  non-qualified.

We no longer sell the Flex-Annuity contracts. However, you may continue to make additional purchase payments to your Flex-Annuity contract.

The Company/General Overview

8

Ownership of a Contract

Owner

The owner is named at time of application. The owner of the contract must be the annuitant, except in the following situations where there is:

•	a custodian for a minor annuitant under the Uniform Gifts or Transfers to Minors Act;

•	a non-natural person;

•	a trust; or

•	an employer sponsored plan.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. Subject to any requirements of the Code applicable to your contract, you may change the owner of the contract at any time prior to the maturity date by written request. Changing the owner may result in tax consequences.

Participants under a qualified contract, except for TSAs and IRAs, may not be the contract owner. Therefore, the participants have no ownership rights. Under Section 457 deferred compensation plans, the state or political sub-division or tax-exempt organization must be the contract owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. The annuitant was named when we issued your contract.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies. If an irrevocable beneficiary is named, this beneficiary must consent to the exercise of any contract rights.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

Ownership of a Contract

9

Additional Purchase Payments

Additional Purchase Payments

Additional purchase payments may be made to this contract. However, additional purchase payments of less than $25 are subject to our approval.

We reserve the right to establish a maximum on the total purchase payments you may make to your contract. This maximum will be at least $500,000.

You may make additional purchase payments by:

•	mailing your check that clearly indicates your name and contract number to our lockbox:

MassMutual

P.O. Box 92714

Chicago, IL 60675-2714

•	instructing your bank to wire transfer funds to:

JP Morgan Chase Bank,  New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any purchase payment.

Allocation Of Purchase Payments

If you make additional purchase payments, we will apply them in the same way as you requested on your application, unless you tell us otherwise. We will credit these amounts to your contract on the business day we receive them at our lockbox or Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply the purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Additional Purchase Payments

10

Investment Choices

The Separate Accounts

We established two separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2). We established these separate accounts to hold the assets that underlie the contracts. We established Separate Account 1 for qualified contracts on April 8, 1981, and Separate Account 2 for non-qualified contracts on October 14, 1981. We have registered both separate accounts with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940.

We own the assets of the separate accounts. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate accounts to meet the anticipated obligations of the contracts funded by the separate accounts.

We have divided each separate account into 4 divisions. Each of these divisions invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers the 4 funds listed below.

Investment Funds in which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

11

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of one accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Blend Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Blend Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Blend Fund.

Transfers

Transfers During the Accumulation Phase

You may transfer all or part of your contract value among the funds without charge. You may not make transfers during the period 30 days before your contract enters the income phase.

You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Income Phase

We do not permit transfers during the income phase.

Limits on Frequent Transfers

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this contract.

If we, or the investment adviser to any of the funds available with this contract, determine that your transfer patterns among the funds reflect a

Contract Value

12

market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a contract owner or an agent who is acting on behalf of one or more contract owners; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the contract value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Withdrawals

During the accumulation phase you may make either a partial or total withdrawal of your contract value. The Internal Revenue Code imposes special rules in the case of a TSA contract.

If you make a partial withdrawal, you must tell us from which investment choice(s) you want the withdrawal taken. You must withdraw at least $100 or the entire value in a fund, if less. If your request for a partial withdrawal will reduce your contract value to less than $600, we reserve the right to treat the request as a full withdrawal of your contract value.

Full or partial withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank; and

•	less an administrative charge if you fully withdraw your contract value on a date other than the contract anniversary.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request is not for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Contract Value

13

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charge

Each business day we deduct an insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. We refer to this charge as an asset charge. This charge is for:

•	the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current administrative charge and the contingent deferred sales charge will be insufficient to cover the actual cost of administering the contracts.

If the asset charge is not sufficient to cover the actual costs, we will bear the loss. However, we do expect to profit from this charge.

Administrative Charge

On each contract anniversary, we impose an administrative charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. The charge is $35. We may increase this charge, but it will not exceed $50. We make this deduction from your contract value in proportion to your value in each fund.

Your first contract anniversary is one calendar year from the date we issued your contract.

We also deduct this charge between contract anniversary dates:

•	if you fully withdraw your contract value; unless you are exchanging your contract for a variable annuity contract issued by us or one of our affiliates;

•	on the maturity date; or

•	if the annuitant dies while the contract is in the accumulation phase, and the death benefit is the contract value.

We will not assess the administrative charge against any contract purchased with proceeds from:

•	a variable annuity contract issued by MassMutual which was subject to an initial sales charge;

•	any fixed dollar life insurance or fixed dollar annuity contract issued by MassMutual where such proceeds were not subject to a surrender charge; or

•	a variable annuity contract held under a MassMutual Agent Pension Plan;

14

Contract Value/Expenses

if within six months of the purchase of a contract, you had purchased a new contract and kept both contracts in force.

We have set the administrative charge so that we do not profit from this charge.

Contingent Deferred

Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge if:

•	you withdraw all or part of your contract value, or

•	you elect to receive fixed annuity payments on your contract maturity date, or

•	you elect to receive a lump-sum payment on your contract maturity date.

We use this charge to cover certain expenses related to the sale of the contract.

The amount of the contingent deferred sales charge depends on the following two factors:

1.	The total amount of purchase payments you make, and

2.	The length of time between when you make the purchase payments and when you withdraw them, or when your contract reaches its maturity date.

The contingent deferred sales charge ranges from 11% to 0% on the value of the accumulation units purchased with your first $3,000 of purchase payments. We will assess a contingent deferred sales charge of 11% if you redeem accumulation units in the same contract year you purchased them. This charge decreases 1% each contract year from the date you made the purchase payments.

The contingent deferred sales charge ranges from 5% to 0% on the value of the accumulation units purchased with your cumulative purchase payments between $3,000 and $35,000. We will assess a contingent deferred sales charge of 5% if you redeem accumulation units in the same contract year you purchased them. This charge declines 1% each contract year from the date you made the purchase payments.

We do not assess a contingent deferred sales charge on the value of the accumulation units purchased with your cumulative purchase payments in excess of $35,000.

We will redeem accumulation units with the lowest applicable contingent deferred sales charge first.

The contingent deferred sales charge is illustrated in the following table:

Full contract years since purchase payments were accepted	Charge Assessed Against the Value of Accumulation Units Purchased with:
	First $3,000 of Purchase Payments	Next $32,000 of Purchase Payments	Cumulative Purchase Payments over $35,000
1	11%	5%	No Charge
2	10%	4%	No Charge
3	9%	3%	No Charge
4	8%	2%	No Charge
5	7%	1%	No Charge
6	6%	No Charge	No Charge
7	5%	No Charge	No Charge
8	4%	No Charge	No Charge
9	3%	No Charge	No Charge
10	2%	No Charge	No Charge
11	1%	No Charge	No Charge
12 or more	No Charge	No Charge	No Charge

Expenses

15

The amount of the contingent deferred sales charge we deduct at any time, plus contingent deferred sales charges we previously deducted, will not exceed 8.5% of the total purchase payments you made up to that time.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Against purchase payments made by exchanging a previously issued MassMutual variable annuity contract which was subject to an initial sales charge;

•	Against purchase payments made by exchanging any fixed dollar life insurance or fixed dollar annuity contract issued by us where such proceeds were not subject to a surrender charge;

•	Against purchase payments made by exchanging a variable annuity contract held under the MassMutual Agent Pension Plan;

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount;

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

Beginning in the 5th contract year, we will not deduct a contingent deferred sales charge if you redeem up to 10% of the number of accumulation units in each fund as of the last day of the preceding contract year. You may not carry over any unused portion of this 10% free withdrawal amount to any future contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes. We currently deduct from any purchase payment any premium tax that is due when purchase payments are made before allocating the payment to your investment choice. However, we will deduct the premium taxes at the time of death, withdrawal of your total contract value, or when annuity payments begin, if state law requires. We do not expect to make a profit from this deduction. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative services that we provide.

Expenses

16

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed or variable annuity payments under one of several annuity options. You also may elect to receive your contract value in one sum. If you elect a fixed annuity payment or a lump-sum payment, we may assess a contingent deferred sales charge against your contract value on the maturity date.

You can choose the month and year in which those payments begin. We call that date the maturity date.

We asked you to choose your maturity date when you purchased your contract. You can defer your maturity date to any allowable date later than your current maturity date provided we receive your written request at our Annuity Service Center at least 90 days before the current maturity date. You can also elect to have an earlier maturity date than the current date in effect, provided that we receive the written request at least 31 days before the new maturity date you elected.

You may elect an annuity option at any time before the maturity date. If you do not elect an annuity option by the maturity date, we will assume that you selected a variable monthly annuity under a life income option with 120 payments guaranteed.

Annuity payments must begin by the earlier of:

1.	the contract anniversary nearest to the annuitant’s 100th birthday (90th in New York), if you allocate your purchase payments to Separate Account 2;

2.	the contract anniversary nearest to the annuitant’s 100th birthday (90th in New York), if you allocate your purchase payments to Separate Account 1.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

At the maturity date, you have the same fund choices that you had during the accumulation phase. If you elect variable annuity payments and do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date.

After the maturity date, we will not assess a contingent deferred sales charge if the annuitant withdraws up to the full amount of the then present value of any remaining unpaid payments certain under the payment option. The beneficiary may make these withdrawals if the annuitant has died. However, when you elect a payment option, you may indicate that the annuitant does not have the right to withdraw unpaid payments certain under the lifetime payment option or the joint lifetime payment options.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of any applicable premium taxes;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the deduction of any applicable contingent deferred sales charge; and

•	the deduction of an administrative charge.

Variable Annuity Payments

If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of any applicable premium taxes;

•	the deduction of an administrative charge;

•	the annuity option you select;

The Income Phase

17

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number or your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you may not transfer among the funds. In addition, under most income options, you may not change the annuity option, the frequency of annuity payments or make withdrawals once your contract is in the income phase.

Fixed Income Payment Option.  We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. (Not available as a variable annuity payment.)

Fixed Time Payment Option.  We will make equal monthly payments for any period you select, up to 30 years. The amount of each payment depends on your contract value at the maturity date, the period you select and the monthly payment rates we use when your first payment is due. You may elect this option with either fixed or variable payments.

Lifetime Payment Option.  We will make fixed or variable annuity payments based on the life of the annuitant. If you choose a variable annuity payment plan, the payments are not guaranteed as to the amount, and may vary. If you elect this option, annuity payments will be made either:

1.	without any guaranteed number of payments;

2.	with payments guaranteed for the amount applied; or

3.	with payments guaranteed for 5 or 10 years.

Interest Payment Option.  We will hold any amount applied under this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. (Not available as a variable annuity payment.)

Joint Lifetime Payment Option.  We will make fixed or variable payments based on the lives of 2 named people. If a fixed income is elected, the payments are equal. If a variable income is elected, the payments are not guaranteed as to amount and may vary. While both are living, one payment will be made each month. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

1.	Payments for two lives only. We guarantee no specific number of payments. Payments stop when both persons have died.

2.	Payments guaranteed for 10 years. Payments stop at the end of 10 years, or when both named persons have died, whichever is later.

Joint Lifetime Payment Option With Reduced Payments.  We will make fixed or variable monthly payments based on the lives of two annuitants. When one dies, we will make reduced payments during the lifetime of the survivor. We will stop payments once both annuitants have died. These reduced payments will be two-thirds of what they would have been if both annuitants had continued to live.

If your contract value is less than $2,000 on the maturity date, or if the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum

The Income Phase

18

less any applicable contingent deferred sales charge, rather than a series of annuity payments.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Payments After Death of an

Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant dies before we have completed the guaranteed number of payments, we will pay in one sum the present value of any unpaid payments under the option to the beneficiary. We will determine the present value as of the business day we receive written notice of death at our Annuity Service Center.

Payments on Death

Death Of Annuitant During

Accumulation Phase

If the annuitant dies during the accumulation phase, we will pay a death benefit to the beneficiary. The death benefit will be the greater of:

1.	the total of all purchase payments, less any withdrawals and any applicable charges; or

2.	your contract value as of the business day we receive proof of death, less any applicable administrative charge.

We will deduct the amount of any applicable premium taxes.

The death benefit may be paid in a lump-sum payment or, with our consent, under one of the available payment options. If a lump-sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and all other required forms at our Annuity Service Center.

We will credit interest on the death benefit until we pay the death benefit in one sum or apply it to a payment option, at the greater of:

•	the interest rate we currently pay on amounts held in our general account under interest payment settlement options, or

•	the rate earned by the MML Money Market Division, adjusted by the deduction of the asset charge.

We do not impose a contingent deferred sales charge on death benefit payments.

The Income Phase/Payments on Death

    19

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract-qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Taxes

20

Qualified And Non-Qualified Contracts

If you purchased the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchased the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1.	paid on or after you reach age 59 1/2;

2.	paid to your beneficiary after you die;

3.	paid if you become totally disabled (as that term is defined in the Code);

4.	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

5.	paid under an immediate annuity; or

6.	which come from purchase payments made prior to August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuity), 408 (Individual Retirement Annuities—IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72 (m)(7);

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

Taxes

21

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered

Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1/2;

•	has a severance from employment:

•	dies;

•	becomes disabled, as that term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw his/her own purchase payments made through salary reductions and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2.

Other Information

Distribution

MML Investors Services, Inc. (MMLISI), an indirect wholly-owned subsidiary of MassMutual, acted as the principal underwriter for the contracts. The contracts are no longer offered for sale to the public. However, you may continue to make purchase payments to your contract. MMLISI is the current broker-dealer for the existing contracts. MMLISI’s address is 1414 Main Street, Springfield, Massachusetts 01144-1013.

From time to time we may enter into special arrangements with certain broker-dealers and with registered representatives of MMLISI. These special arrangements may provide for the payment of higher compensation to such registered representatives for selling the contracts.

Taxes/Other Information

22

Assignment

The contract cannot be sold, discounted, assigned or pledged as a collateral for a loan, security for the performance of any other obligation, or any other purpose to anyone other than us.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected;

•	Add separate account divisions;

•	Change the name of a separate account; and

•	Split or consolidate the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation or annuity unit values for any division.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the fund; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

Financial Statements

We have included our statutory financial statements and those of the separate accounts in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

Other Information

23

The Table of Contents of this statement is as follows:

1.	General Information

2.	Assignment of Contract

3.	Restrictions on Redemptions

4.	Distribution and Administration

5.	Purchase of Securities Being Offered

6.	Contract Value Calculation and Annuity Payments

7.	Performance Measures

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

24

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Flex-Annuity.

Name

Address

City	State	Zip

Telephone

25

[This page intentionally left blank]

26

Appendix A

Flex-Annuity Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1— Flex Annuity (Qualified) Accumulation Units Values	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
December 31, 2002	$7.44	$2.53	$4.73	$4.38
December 31, 2001	9.38	2.53	4.43	5.02
December 31, 2000	11.13	2.47	4.16	5.39
December 31, 1999	10.96	2.36	3.78	5.46
December 31, 1998	11.54	2.28	3.90	5.60
December 31, 1997	10.05	2.20	3.65	4.99
December 31, 1996	7.91	2.11	3.37	4.18
December 31, 1995	6.66	2.04	3.30	3.71
December 31, 1994	5.14	1.95	2.80	3.05
December 31, 1993	5.00	1.90	2.95	3.01

Number of Accumulation Units Outstanding

December 31, 2002	4,350,382	1,865,493	1,355,079	15,354,768
December 31, 2001	5,126,922	2,278,283	1,291,503	18,466,129
December 31, 2000	6,073,792	2,469,283	1,622,830	22,765,847
December 31, 1999	9,753,563	3,451,044	2,295,386	35,401,877
December 31, 1998	11,301,840	3,832,215	2,729,709	42,436,643
December 31, 1997	12,873,716	4,264,075	3,129,633	48,121,541
December 31, 1996	14,317,232	4,615,046	3,717,153	54,207,831
December 31, 1995	15,282,232	5,241,173	4,286,573	61,250,763
December 31, 1994	16,469,073	6,974,443	4,945,453	70,616,166
December 31, 1993	17,562,315	8,006,953	5,750,922	76,447,631

Appendix A

A-1

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 2—Flex Annuity IV (Non-Qualified) Accumulation Unit Values	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
December 31, 2002	$7.19	$2.56	$5.06	$4.49
December 31, 2001	9.05	2.56	4.72	5.14
December 31, 2000	10.75	2.50	4.43	5.52
December 31, 1999	10.58	2.38	4.04	5.59
December 31, 1998	11.14	2.30	4.16	5.73
December 31, 1997	9.70	2.22	3.90	5.11
December 31, 1996	7.64	2.13	3.59	4.28
December 31, 1995	6.43	2.06	3.52	3.80
December 31, 1994	4.96	1.97	2.99	3.12
December 31, 1993	4.83	1.92	3.15	3.08

Number of Accumulation Units Outstanding

December 31, 2002	581,318	1,191,187	226,381	1,831,065
December 31, 2001	639,589	1,304,604	171,096	2,328,817
December 31, 2000	742,830	1,297,605	205,088	2,890,377
December 31, 1999	988,546	1,479,238	263,060	3,996,312
December 31, 1998	1,077,330	1,404,475	590,373	5,047,675
December 31, 1997	1,252,526	1,467,953	461,926	5,943,641
December 31, 1996	1,519,742	3,131,074	510,781	6,685,070
December 31, 1995	1,762,666	2,571,690	635,797	7,357,523
December 31, 1994	2,013,658	2,706,939	679,696	8,272,609
December 31, 1993	2,035,263	2,954,111	897,140	9,139,911

Appendix A

A-2

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

FLEX-ANNUITY

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

(Registrants)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2003 (the “Prospectus”). The Prospectus may be obtained from MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067, 1-800-366-8226.

Dated May 1, 2003

General Information	2
Assignment of Contract	2
Restrictions on Redemption	3
Distribution and Administration	3
Purchase of Securities Being Offered	4
Contract Value Calculations and Annuity Payments	4
Performance Measures	8
Federal Tax Matters	9
Experts	16
Financial Statements	Final Pages

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GENERAL INFORMATION

MassMutual

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

The Separate Accounts

Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”) was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other Flex-Annuity Contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex-Annuity contracts (the “contracts”), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment. While the contracts are generally assignable, all non-tax qualified (Separate Account 2) contracts must carry a non-transferability endorsement which precludes their assignment. For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the

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contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the accumulated value of the contract less the administrative charge, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code;

(4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code (“tax-sheltered annuities” or “TSAs”) must be endorsed to provide that they are non-transferable;

(5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree of other written instrument incident to a divorce.

Assignments for value may be subject to federal income tax.

RESTRICTIONS ON REDEMPTION

Redemptions of TSAs may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Withdrawals—Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, MassMutual represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

DISTRIBUTION AND ADMINISTRATION

Under a Servicing Agreement between MML Investors Services, Inc. (“MMLISI”), an indirect wholly owned subsidiary of MassMutual, and the Separate Accounts, MMLISI agreed to act as principal underwriter for each Separate Account and each Separate Account agreed that MMLISI would be its exclusive principal underwriter.

Under the Servicing Agreement, MMLISI may receive compensation for its activities as principal underwriter. In 2002 and 2001 there was no such compensation. Commissions will be paid through MMLISI to agents. During 2002, 2001 and 2000, commission payments amounted to $10,206, $10,206 and $10,206, respectively.

Under Administration Agreements, MassMutual has agreed to provide, or provide for, and assume: (1) all services and expenses required for the administration of those contracts which depend in whole or in part on the investment performance of the Separate Accounts; and (2) all services and expenses required for the administration of the Separate Accounts other than the services and expenses referred to in (1). MassMutual also has agreed to provide, or provide for, and assume all services and expenses required for the Separate Accounts’ management-related services. MassMutual receives no compensation for such services apart from the various charges against the contract described in the Prospectus.

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These Servicing and Administrative Agreements may be terminated by the parties without the payment of any penalty upon thirty days’ written notice. The agreements immediately terminate in the event of their assignment (within the meaning of the Investment Company Act of 1940). The agreements may be amended at any time by the mutual consent of the parties. The contract owner will not receive notice with respect of changes in the agreement.

The contracts are no longer offered for sale. Purchase payments will, however, continue to be accepted under the contracts.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contractholders as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus.

CONTRACT VALUE CALCULATIONS AND ANNUITY PAYMENTS

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern standard time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the “Accumulation Unit Value”) for each Division will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the four Divisions of the Separate Account. At the end of each Valuation Period MassMutual will apply your purchase payment (after deducting any applicable premium taxes) to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value on the date a purchase payment is received in good order by MassMutual in the mail or by wire transfer at MassMutual’s Annuity Service Center

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or a designated bank lock box. If the date of receipt is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If a purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Annuity Service Center (due to incomplete or ambiguous instructions, for example) the payment will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the Gross Investment Rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable Asset Charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

The Gross Investment Rate for each Division of a Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The Gross Investment Rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The Gross Investment Rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See the General Formulas section for the general formulas used to compute the value of an Accumulation Unit for any Division of a Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the “Fixed Income Option” in your contract), variable monthly annuity payments (referred to as the “Variable Income Option” in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. If you elect a fixed annuity or a lump sum payment, a contingent deferred sales charge (as described in the Prospectus) may be deducted from the accumulated value of your contract at maturity. If, however, you elect a variable monthly annuity, no contingent deferred sales charge will be deducted from the accumulated value of your contract. Variable monthly annuity payments may be received under several different payment options. If you have made no election within a reasonable time after the maturity date, the contract will provide you with the automatic payment of a variable monthly annuity under a life income option with payments guaranteed for 10 years.

Fixed Annuity

If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the contracts.

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Variable Monthly Annuity

If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value attributable to each Division of the contract is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the purchase rate (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the “Annuity Unit Value”) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The Assumed Investment Rate for each Division will be 4% per annum unless a lower rate is required by state law. The Assumed Investment Rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Separate Account Division for the period between the date any Variable Monthly Annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the Assumed Investment Rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the Assumed Investment Rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the Assumed Investment Rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity

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Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the Assumed Investment Rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of a Separate Account.

Gross Investment Rate	= Net Earnings during Valuation Period Value of Net Assets at beginning of Valuation Period

Net Investment Factor	= Gross Investment Rate + 1.00000000 - Asset Charge

Accumulation Unit Value	= Accumulation Unit Value on Preceding Valuation Date × Net Investment Factor

Annuity Unit Value	Annuity Unit Value on Preceding = Valuation Date × Net Investment Factor 1.00000000 plus rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was .00003425 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively; that the corresponding Assumed Investment Rate was 4% and that the Valuation Period was one day.

The Gross Investment Rate for the Valuation Period would be .00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035775 (.00039200 plus 1.00000000 minus .00003425). The new Accumulation Unit Value would be $1.13540605 ($1.13500000 × 1.00035775). At an effective annual rate of 4%, the rate of interest for one day is .00010746, and the new Annuity Unit Value would be $1.06726703 ($1.06700000 × 1.00035775 divided by 1.0001746).

General Formulas to Determine Variable Monthly Annuity

Payments and Number of Annuity Units for Any

Division of a Separate Account

First Variable Monthly Annuity Payment	Accumulation Units Applied × Accumulation = Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment × Purchase Rate

Number of Annuity Units	First Variable Monthly Annuity Payment = Annuity Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable Monthly Annuity Payments	= Number of Annuity Units × Annuity Unit Value on the Applicable Payment Calculation Date

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Illustration of Computation of Variable Monthly Annuity

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of a Separate Account were to be applied; that the purchase rate for the Assumed Investment Rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second Variable Monthly Annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × .00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second Variable Monthly Annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

PERFORMANCE MEASURES

We do not advertise performance related information.

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FEDERAL TAX MATTERS

General

Note:  The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

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represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

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Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued

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pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2003 is $12,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the

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benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408 (b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayers 2003 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

13

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

14

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $12,000 in 2003, which increases in $1,000 annual increments until it reaches $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

15

EXPERTS

The financial statements included in this Statement of Additional Information for the Massachusetts Mutual Variable Annuity Separate Account 1—Variable Annuity Fund 4 Segment and Flex Annuity IV (Qualified) Segment and the Massachusetts Mutual Variable Annuity Separate Account 2—Flex Annuity IV (Non-Qualified) Segment, and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001 and 2000 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

16

Independent Auditors’ Report

To the Board of Directors and Contract Owners of

Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of Massachusetts Mutual Variable Annuity Separate Account 1 – Variable Annuity Fund 4 Segment and Flex Annuity IV (Qualified) Segment (“the Account”), as of December 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2002, the results of its operations for the year then ended and its changes in net assets for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2003

Massachusetts Mutual Variable Annuity Separate Account 1 -

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

ASSETS
Investments
Number of shares (Note 2)	5,570,495	2,143,122	587,203	5,562,083

Identified cost (Note 3B)	$114,009,940	$65,277,249	$7,214,615	$5,558,384

Value (Note 3A)	$70,595,523	$35,569,188	$7,331,478	$5,555,959

Dividends receivable	-	-	-	4,584
Receivable from Massachusetts Mutual Life Insurance Company	-	-	35,229	-

Total assets	70,595,523	35,569,188	7,366,707	5,560,543

LIABILITIES
Annuitant mortality fluctuation reserve (Note 3D)	6,705	7,809	626	708
Payable to Massachusetts Mutual Life Insurance Company	156,546	2,026	-	537

Total liabilities	163,251	9,835	626	1,245

NET ASSETS	$70,432,272	$35,559,353	$7,366,081	$5,559,298

Net Assets:
Accumulation units value	$70,166,148	$35,524,685	$7,336,714	$5,314,564
Annuity reserves (Note 3E)	266,124	34,668	29,367	244,734

Net assets	$70,432,272	$35,559,353	$7,366,081	$5,559,298

Accumulation units (Note 7 and 8)
Contract owners	15,942,736	4,699,426	1,515,127	2,131,142

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
Variable Annuity Fund 4 Contracts
December 31, 2002	$4.83	$8.26	$5.71	$3.02
December 31, 2001	5.51	10.34	5.31	3.01
Flex-Annuity IV Contracts
December 31, 2002	$5.01	$7.44	$4.73	$2.53
December 31, 2001	5.02	9.38	4.43	2.53

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 1 -

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2002

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division
Investment income

Dividends (Note 3B)	$2,365,832	$1,157,764	$429,982	$76,024

Expenses

Mortality and expense risk fees (Note 4)	1,010,186	517,469	81,149	69,778

Net investment income (loss) (Note 3C)	1,355,646	640,295	348,833	6,246

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(9,435,097)	(2,565,617)	(9,680)	(2,560)

Change in net unrealized appreciation/depreciation of investments	(3,275,472)	(8,087,566)	139,626	3,476

Net gain (loss) on investments	(12,710,569)	(10,653,183)	129,946	916

Net increase (decrease) in net assets resulting from operations	$(11,354,923)	$(10,012,888)	$478,779	$7,162

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 1 -

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment

STATEMENTS OF CHANGES IN NET ASSETS

For The Years Ended December 31, 2002 and 2001

	2002				2001
	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$1,355,646	$640,295	$348,833	$6,246	$20,424,642	$15,727,542	$407,211	$183,918

Net realized gain (loss) on investments	(9,435,097)	(2,565,617)	(9,680)	(2,560)	(3,387,060)	3,149,452	77,699	(3,320)

Change in net unrealized appreciation/depreciation of investments	(3,275,472)	(8,087,566)	139,626	3,476	(25,695,781)	(30,112,539)	2,239	(5,901)

Net increase (decrease) in net assets resulting from operations	(11,354,923)	(10,012,888)	478,779	7,162	(8,658,199)	(11,235,545)	487,149	174,697

Capital transactions: (Note 7)

Net contract payments	1,490,144	361,754	100,450	169,340	1,449,510	508,396	72,481	119,361

Withdrawal of funds	(15,680,228)	(7,385,361)	(887,109)	(1,937,516)	(23,676,234)	(11,802,647)	(1,559,054)	(2,207,519)

Reimbursement (payment) of accumulation unit value fluctuation	9,584	5,773	490	(25)	47,635	50,349	(5,876)	267

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(14,513)	(3,703)	(183)	204	(6,800)	895	1,087	2,203

Annuity benefit payments	(61,196)	(35,116)	(4,051)	(5,369)	(41,681)	(40,800)	(4,907)	(6,191)

Withdrawal due to administrative charges and contingent deferred sales charges	(5,594)	(1,579)	(239)	(711)	(185,055)	(86,821)	(11,396)	(10,118)

Divisional transfers	(1,158,026)	(354,997)	1,122,420	390,604	(1,170,485)	(1,546)	(98,033)	1,270,064

Net increase (decrease) in net assets resulting from capital transactions	(15,419,829)	(7,413,229)	331,778	(1,383,473)	(23,583,110)	(11,372,174)	(1,605,698)	(831,933)

Total increase (decrease)	(26,774,752)	(17,426,117)	810,557	(1,376,311)	(32,241,309)	(22,607,719)	(1,118,549)	(657,236)

NET ASSETS, at beginning of the year	97,207,024	52,985,470	6,555,524	6,935,609	129,448,333	75,593,189	7,674,073	7,592,845

NET ASSETS, at end of the year	$70,432,272	$35,559,353	$7,366,081	$5,559,298	$97,207,024	$52,985,470	$6,555,524	$6,935,609

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 1 -

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) is a separate investment account established on April 8, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”). Separate Account 1 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains three segments within Separate Account 1, they are: Variable Annuity Fund 4 Segment, Flex-Annuity IV (Qualified) Segment and Flex Extra (Qualified) Segment. These notes and the financial statements presented herein, describe and consist only of the Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment (the “Segment”).

The assets and liabilities of Separate Account 1 are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account 1 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF THE SEGMENT’S ASSETS

The Segment consists of four divisions. Each division invests in corresponding shares of the MML Series Investment Fund (“MML Trust”).

MML Trust is an open-end, management investment company registered under the 1940 Act. Four of its fourteen separate series are available to the Segment’s contract owners: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and the MML Money Market Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with Babson and with Alliance Capital Management L.P. (“Alliance Capital”) on February 12, 2002 whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in MML Trust are each stated at market value which is the net asset value of each of the respective underlying funds.

B.	Accounting For Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C.	Federal Income Taxes

Operations of the Segment form a part of the total operations of MassMutual, and the Segment is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Segment’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Segment.

D.	Annuitant Mortality Fluctuation Reserve

The Segment maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust the Segments. Net transfers from the Segments to MassMutual totaled $26,026 and $5,702 for the years ended December 31, 2002 and 2001, respectively. The reserve is subject to a maximum of 3% of the Segment’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

E.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table, as modified.

F.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES FOR MORTALITY AND EXPENSE RISKS

A.	Variable Annuity Fund 4 Contracts

Currently, daily charges for mortality and expense risks assumed by MassMutual are made which are equivalent on an annual basis to 0.73% of the value of the Variable Annuity Fund 4 Contracts. Effective on January 1 of any year after the first Contract year, the daily charge made for the assumption of mortality and expense risks will be as determined by MassMutual, but in no event will such charge be at an annual rate of more than 1.2045% of the value of the assets of the Variable Annuity Fund 4 Segment.

B.	Flex-Annuity IV (Qualified) Contracts

Daily charges for mortality and expense risks assumed by MassMutual are made which are equivalent on an annual basis to 1.25% of the value of the assets of the Flex-Annuity IV Segment.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Separate Account 1 by MassMutual to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	DISTRIBUTION AGREEMENT

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as the principal underwriter for the contracts. MMLISI is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The contracts are no longer offered for sale to the public. However, contract owners may continue to make purchase payments under existing contracts.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MMLISI. MMLISI also receives compensation for its activities as underwriter of the contracts.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Cost of purchases	$2,898,951	$1,510,504	$1,481,814	$897,826

Proceeds from sales	(16,864,336)	(8,295,627)	(848,366)	(2,270,373)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

Variable	Annuity Fund 4 Contracts

December 31, 2002	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	4,206	1,108	126	1,219

Units withdrawn	(164,690)	(78,902)	(14,092)	(113,294)

Units transferred between divisions	(7,399)	(10,676)	22,673	2,062

Net increase (decrease)	(167,883)	(88,470)	8,707	(110,013)

Units, at beginning of the year	755,851	437,514	151,341	375,662

Units, at end of the year	587,968	349,044	160,048	265,649

December 31, 2001	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	4,819	982	290	1,267

Units withdrawn	(305,289)	(180,792)	(30,374)	(133,153)

Units transferred between divisions	(8,864)	(175)	507	12,588

Net increase (decrease)	(309,334)	(179,985)	(29,577)	(119,298)

Units, at beginning of the year	1,065,185	617,499	180,918	494,960

Units, at end of the year	755,851	437,514	151,341	375,662

Flex-Annuity IV Contracts
December 31, 2002	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	308,895	41,633	21,777	65,436

Units withdrawn	(3,164,319)	(776,318)	(178,505)	(629,980)

Units transferred between divisions	(255,937)	(41,855)	220,304	151,754

Net increase (decrease)	(3,111,361)	(776,540)	63,576	(412,790)

Units, at beginning of the year	18,466,129	5,126,922	1,291,503	2,278,283

Units, at end of the year	15,354,768	4,350,382	1,355,079	1,865,493

December 31, 2001	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	282,462	50,079	16,674	46,122

Units withdrawn	(4,356,279)	(993,696)	(327,523)	(725,914)

Units transferred between divisions	(225,901)	(3,253)	(20,478)	488,792

Net increase (decrease)	(4,299,718)	(946,870)	(331,327)	(191,000)

Units, at beginning of the year	22,765,847	6,073,792	1,622,830	2,469,283

Units, at end of the year	18,466,129	5,126,922	1,291,503	2,278,283

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values, accumulation units outstanding, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2002, follows:

Variable	Annuity Fund 4 Contracts

		Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
MML Blend Division

December 31,

2002	587,968	$4.83	$2,843,689	2.11%	0.73%	(12.17)%

2001	755,851	5.51	4,162,277	20.00%	0.73%	(6.44)%

2000	1,065,185	5.89	6,269,427	14.89%	0.73%	(0.70)%

1999	1,538,450	5.93	9,118,995	4.04%	0.73%	(1.96)%

1998	2,028,815	6.05	12,265,588	7.25%	0.73%	12.74%

MML Equity Division

December 31,

2002	349,044	8.26	2,894,604	1.95%	0.73%	(20.14)%

2001	437,514	10.34	4,540,098	23.82%	0.73%	(15.34)%

2000	617,499	12.22	7,564,865	7.38%	0.73%	2.11%

1999	900,162	11.96	10,795,227	1.75%	0.73%	(4.52)%

1998	1,118,097	12.53	14,082,705	3.64%	0.73%	15.36%

MML Managed Bond Division

December 31,

2002	160,048	5.71	919,011	5.56%	0.73%	7.61%

2001	151,341	5.31	808,225	6.05%	0.73%	7.10%

2000	180,918	4.96	901,680	5.01%	0.73%	10.38%

1999	267,351	4.49	1,205,767	5.30%	0.73%	(2.55)%

1998	345,859	4.61	1,599,504	5.52%	0.73%	7.36%

MML Money Market Division

December 31,

2002	265,649	3.02	812,994	0.55%	0.73%	0.55%

2001	375,662	3.01	1,140,009	3.05%	0.73%	2.92%

2000	494,960	2.92	1,457,023	5.13%	0.73%	5.28%

1999	541,101	2.77	1,521,788	3.93%	0.73%	4.03%

1998	887,174	2.67	2,392,532	4.00%	0.73%	4.41%

Notes To Financial Statements (Continued)

Flex-Annuity	IV Contracts

		Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
MML Blend Division

December 31,

2002	15,354,768	$5.01	$67,588,582	1.63%	1.25%	0%

2001	18,466,129	5.02	93,044,748	18.91%	1.26%	(6.93)%

2000	22,765,847	5.39	123,178,906	13.61%	1.25%	(1.21)%

1999	35,401,877	5.46	193,750,973	3.66%	1.25%	(2.47)%

1998	42,436,643	5.60	238,035,883	7.25%	1.25%	12.16%

MML Equity Division

December 31,

2002	4,350,382	7.44	32,664,748	1.46%	1.25%	(20.55)%

2001	5,126,922	9.38	48,445,374	25.70%	1.26%	(15.78)%

2000	6,073,792	11.13	68,028,324	6.24%	1.25%	1.59%

1999	9,753,563	10.96	107,351,434	1.42%	1.25%	(5.01)%

1998	11,301,840	11.54	130,939,544	3.64%	1.25%	14.77%

MML Managed Bond Division

December 31,

2002	1,355,079	4.73	6,447,067	5.02%	1.25%	7.06%

2001	1,291,503	4.43	5,747,299	5.50%	1.26%	6.54%

2000	1,622,830	4.16	6,772,393	4.43%	1.25%	9.81%

1999	2,295,386	3.78	8,718,558	4.84%	1.25%	(3.05)%

1998	2,729,709	3.90	10,691,510	5.52%	1.25%	6.80%

MML Money Market Division

December 31,

2002	1,865,493	2.53	4,746,302	0.02%	1.25%	0.03%

2001	2,278,283	2.53	5,795,601	2.49%	1.26%	2.39%

2000	2,469,283	2.47	6,135,822	4.58%	1.25%	4.74%

1999	3,451,044	2.36	8,179,353	3.43%	1.25%	3.49%

1998	3,832,215	2.28	8,786,156	4.00%	1.25%	3.87%

Independent Auditors’ Report

To the Board of Directors and Contract Owners of

Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of Massachusetts Mutual Variable Annuity Separate Account 2—Flex Annuity IV (Non-Qualified) Segment (“the Account”), as of December 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2002, the results of its operations for the year then ended and its changes in net assets for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2003

F-1

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex-Annuity IV

(Non-Qualified) Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division
ASSETS
Investments
Number of shares (Note 2)	653,392	256,219	94,959	3,054,621

Identified cost (Note 3B)	$13,249,010	$7,405,149	$1,169,191	$3,053,095

Value (Note 3A)	8,280,508	4,252,439	1,185,604	3,051,258

Dividends receivable	-	-	-	2,501

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-

Total assets	8,280,508	4,252,439	1,185,604	3,053,759

LIABILITIES
Annuitant mortality fluctuation reserve (Note 3D)	1,656	1,325	857	85
Payable to Massachusetts Mutual Life Insurance Company	408	502	185	140

Total liabilities	2,064	1,827	1,042	225

NET ASSETS	$8,278,444	$4,250,612	$1,184,562	$3,053,534

Net Assets:
Accumulation units-value	$8,223,345	$4,179,991	$1,144,566	$3,046,082
Annuity reserves (Note 3E)	55,099	70,621	39,996	7,452

Net assets	$8,278,444	$4,250,612	$1,184,562	$3,053,534

Accumulation units (Note 7 and 8)
Contract owners	1,831,065	581,318	226,381	1,191,187

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$4.49	$7.19	$5.06	$2.56
December 31, 2001	5.14	9.05	4.72	2.56

See Notes to Financial Statements.

F-2

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex-Annuity IV

(Non-Qualified) Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2002

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division
Investment income

Dividends (Note 3B)	$284,944	$136,969	$61,196	$40,195

Expenses

Mortality and expense risk fees and administrative expenses (Note 4)	124,984	62,594	12,020	39,613

Net investment income (loss) (Note 3C)	159,960	74,375	49,176	582

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(1,729,085)	(1,090,884)	(7,054)	(821)

Change in net unrealized appreciation/depreciation of investments	154,671	(209,872)	22,619	1,276

Net gain (loss) on investments	(1,574,414)	(1,300,756)	15,565	455

Net increase (decrease) in net assets resulting from operations	$(1,414,454)	$(1,226,381)	$64,741	$1,037

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex-Annuity IV

(Non-Qualified) Segment

STATEMENTS OF CHANGES IN NET ASSETS

For The Years Ended December 31, 2002 and 2001

	2002				2001
	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$159,960	$74,375	$49,176	$582	$2,596,734	$1,790,571	$47,844	$79,783

Net realized gain (loss) on investments	(1,729,085)	(1,090,884)	(7,054)	(821)	(626,608)	(409,741)	(3,686)	(842)

Change in net unrealized appreciation/depreciation of investments	154,671	(209,872)	22,619	1,276	(3,044,471)	(2,713,377)	10,403	(3,113)

Net increase (decrease) in net assets resulting from operations	(1,414,454)	(1,226,381)	64,741	1,037	(1,074,345)	(1,332,547)	54,561	75,828

Capital transactions: (Note 7)

Net contract payments	29,505	14,564	50	1,587	46,590	19,385	425	10,425

Withdrawal of funds	(1,805,189)	(557,143)	(252,166)	(191,625)	(2,930,637)	(736,358)	(159,663)	(174,925)

Reimbursement (payment) of accumulation unit value fluctuation	1,824	555	(470)	(6)	7,953	(27,196)	109	(7,416)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(3,632)	8,746	629	2,821	1,419	27,187	1,783	7,045

Annuity benefit payments	(18,338)	(18,033)	(4,893)	(4,062)	(20,843)	(9,760)	(4,846)	350

Withdrawal due to administrative charges and contingent deferred sales charges	(536)	(10)	(59)	(18)	(15,251)	(5,962)	(894)	(1,132)

Divisional transfers	(567,571)	140,352	527,240	(100,022)	(34,450)	(157,365)	6,861	184,954

Net increase (decrease) in net assets resulting from capital transactions	(2,363,937)	(410,969)	270,331	(291,325)	(2,945,219)	(890,069)	(156,225)	19,301

Total increase (decrease)	(3,778,391)	(1,637,350)	335,072	(290,288)	(4,019,564)	(2,222,616)	(101,664)	95,129

NET ASSETS, at beginning of the year	12,056,835	5,887,962	849,490	3,343,822	16,076,399	8,110,578	951,154	3,248,693

NET ASSETS, at end of the year	$8,278,444	$4,250,612	$1,184,562	$3,053,534	$12,056,835	$5,887,962	$849,490	$3,343,822

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 2 - Flex-Annuity IV

(Non-Qualified) Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”) is a separate investment account established on October 14, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”). Separate Account 2 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains two segments within Separate Account 2, they are: Flex-Annuity IV (Non-Qualified) Segment and Flex Extra (Non-Qualified) Segment. These notes and the financial statements presented herein, describe and consist only of the Flex-Annuity IV (Non-Qualified) segment (the “Segment”).

The assets and liabilities of Separate Account 2 are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account 2 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF THE SEGMENT’S ASSETS

The Segment consists of four divisions. Each division invests in corresponding shares of the MML Series Investment Fund (“MML Trust”).

MML Trust is an open-end, management investment company registered under the 1940 Act. Four of its fourteen separate series are available to the Segment’s contract owners: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and the MML Money Market Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with Babson and with Alliance Capital Management L.P. (“Alliance Capital”) on February 12, 2002 whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Segment in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in MML Trust are each stated at market value which is the net asset value of each of the respective underlying funds.

B.	Accounting For Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C.	Federal Income Taxes

Operations of the Segment form a part of the total operations of MassMutual, and the Segment is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to Contracts which depend on the Segment’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Segment.

F-5

Notes To Financial Statements (Continued)

D.	Annuitant Mortality Fluctuation Reserve

The Segment maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are made quarterly to adjust the Segment. Net transfers to MassMutual from the Segments totaled $7,317 and $33,828 for the years ended December 31, 2002 and 2001, respectively. The reserve is subject to a maximum of 3% of the Segment’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of Contracts except to the extent necessary to cover mortality losses under the Contracts.

E.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table, as modified.

F.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES FOR MORTALITY AND EXPENSE RISKS

Daily charges for mortality and expense risks assumed by MassMutual are made which are equivalent on an annual basis to 1.25% of the value of the Segment’s Contracts.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Separate Account 2 by MassMutual to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	DISTRIBUTION AGREEMENT

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as the principal underwriter of the contracts. MMLISI is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The contracts are no longer offered for sale to the public. Contract owners may continue, however, to make purchase payments under existing contracts. MMLISI is the current broker-dealer for the existing contracts.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for servicing the contracts are paid by MassMutual on behalf of MMLISI. MMLISI also receives compensation for its activities as underwriter of the contracts.

F-6

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Cost of purchases	$294,637	$666,845	$578,821	$445,760

Proceeds from sales	(2,520,763)	(1,005,364)	(259,294)	(734,607)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

	2002				2001
	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	6,185	1,843	10	620	8,932	2,028	94	4,087

Units withdrawn	(374,105)	(67,979)	(51,349)	(74,921)	(563,601)	(79,588)	(35,528)	(69,576)

Units transferred between divisions	(129,832)	7,865	106,624	(39,116)	(6,891)	(25,681)	1,442	72,488

Net increase (decrease)	(497,752)	(58,271)	55,285	(113,417)	(561,560)	(103,241)	(33,992)	6,999

Units, at beginning of the year	2,328,817	639,589	171,096	1,304,604	2,890,377	742,830	205,088	1,297,605

Units, at end of the year	1,831,065	581,318	226,381	1,191,187	2,328,817	639,589	171,096	1,304,604

F-7

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values, accumulation units outstanding, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2002, follows:

		Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
MML Blend Division

December 31,

2002	1,831,065	$4.49	$8,278,444	1.60%	1.25%	(12.63)%

2001	2,328,817	5.14	12,056,835	19.08%	1.25%	(6.93)%

2000	2,890,377	5.52	16,076,399	14.16%	1.25%	(1.21)%

1999	3,996,312	5.59	22,500,924	3.57%	1.25%	(2.47)%

1998	5,047,675	5.73	29,100,029	7.09%	1.25%	12.16%

MML Equity Division

December 31,

2002	581,318	7.19	4,250,612	1.49%	1.25%	(20.55)%

2001	639,589	9.05	5,887,962	26.06%	1.25%	(15.78)%

2000	742,830	10.75	8,110,578	6.82%	1.25%	1.59%

1999	988,546	10.58	10,623,162	1.49%	1.25%	(5.01)%

1998	1,077,330	11.14	12,187,247	3.49%	1.25%	14.77%

MML Managed Bond Division

December 31,

2002	226,381	5.06	1,184,562	5.10%	1.25%	7.06%

2001	171,096	4.72	849,490	5.57%	1.25%	6.54%

2000	205,088	4.43	951,154	4.45%	1.25%	9.81%

1999	263,060	4.04	1,108,728	4.37%	1.26%	(3.05)%

1998	590,373	4.16	2,510,347	5.31%	1.25%	6.80%

MML Money Market Division

December 31,

2002	1,191,187	2.56	3,053,534	0.02%	1.25%	0.03%

2001	1,304,604	2.56	3,343,822	2.44%	1.25%	2.39%

2000	1,297,605	2.50	3,248,693	4.61%	1.25%	4.74%

1999	1,479,238	2.38	3,538,980	3.43%	1.25%	3.49%

1998	1,404,475	2.30	3,248,534	3.80%	1.25%	3.87%

F-8

Report of Independent Auditors

To the Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company effective January 1, 2001 adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

March 6, 2003

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2002	2001
	(In Millions)
Assets:

Bonds	$27,782	$26,596
Common stocks (cost: 2002-$653; 2001-$453)	649	445
Mortgage loans	7,048	6,930
Policy loans	6,253	6,071
Real estate	1,844	1,924
Other investments	4,315	3,418
Cash and short-term investments	8,178	4,684

Total invested assets	56,069	50,068
Accrued investment income	843	786
Other assets	1,411	1,466

	58,323	52,320
Separate account assets	16,439	17,919

Total assets	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2002	2001
	(In Millions)
Liabilities:

Policyholders’ reserves	$43,756	$40,181
Deposit fund balances	3,913	2,730
Policyholders’ dividends	1,202	1,147
Policyholders’ claims and other benefits	260	222
Federal income taxes	334	674
Asset valuation and other investment reserves	489	691
Other liabilities	2,286	1,533

	52,240	47,178

Separate account liabilities	16,417	17,910

Total liabilities	68,657	65,088

Policyholders’ contingency reserves	6,105	5,151

Total liabilities and policyholders’ contingency reserves	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Revenue:

Premium income	$10,301	$10,386	$9,902
Net investment income	3,755	3,586	3,314
Reserve adjustments on reinsurance ceded	34	(297)	(252)
Fees and other income	203	196	181

Total revenue	14,293	13,871	13,145

Benefits and expenses:

Policyholders’ benefits and payments	6,579	7,033	9,238
Addition to policyholders’ reserves and funds	4,720	3,907	1,160
Operating expenses	715	568	452
Commissions	432	348	324
State taxes, licenses and fees	93	99	86
Federal income tax (benefit) expense	(138)	122	147

Total benefits and expenses	12,401	12,077	11,407

Net gain from operations before dividends	1,892	1,794	1,738

Dividends to policyholders	1,163	1,097	1,086

Net gain from operations	729	697	652

Net realized capital gains	664	123	93

Net income	$1,393	$820	$745

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Policyholders’ contingency reserves, beginning of year, as previously reported	$5,151	$3,836	$3,411
Cumulative effect of the change in statutory accounting principles	–	981	–

Policyholders’ contingency reserves, beginning of year, as adjusted	5,151	4,817	3,411

Increase (decrease) due to:

Net income	1,393	820	745
Change in net unrealized capital losses	(456)	(491)	(322)
Change in asset valuation and other investment reserves	202	202	102
Change in non-admitted assets	(146)	(210)	(100)
Change in reserve valuation bases	(57)	–	–
Other	18	13	–

Net increase	954	334	425

Policyholders’ contingency reserves, end of year	$6,105	$5,151	$3,836

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Operating activities:

Net income	$1,393	$820	$745
Addition to policyholders’ reserves and policy benefits, net of transfers to separate accounts	3,548	2,746	1,539
Change in accrued investment income	(57)	(58)	(140)
Change in federal income tax payable/receivable	(340)	(66)	6
Net realized capital gains	(664)	(123)	(93)
Other changes	614	196	188

Net cash provided by operating activities	4,494	3,515	2,245

Investing activities:

Loans and purchases of investments	(14,280)	(13,095)	(14,178)
Sales and maturities of investments and receipts from repayment of loans	12,387	11,133	12,145

Net cash used in investing activities	(1,893)	(1,962)	(2,033)

Financing activities:

Policyholders’ account balance deposits	1,342	1,064	544
Policyholders’ account balance withdrawals	(449)	(225)	(250)

Net cash provided by financing activities	893	839	294

Increase in cash and short-term investments	3,494	2,392	506

Cash and short-term investments, beginning of year	4,684	2,292	1,786

Cash and short-term investments, end of year	$8,178	$4,684	$2,292

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.	NATURE OF OPERATIONS

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 3 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between accounting principles pursuant to statutory and GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally requires reporting at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, while under GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and funds, while under GAAP, these recoverables are reported as an asset.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company is allowed as an admitted asset. However, the amount of this admitted asset is limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification as of December 31, 2002 and 2001 is as follows (in millions):

	2002	2001
Policyholders’ contingency reserves, as reported	$6,105	$5,151
Less admitted prepaid pension asset	(128)	(256)

Policyholders’ contingency reserves, Codification	$5,977	$4,895

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Notes To Statutory Financial Statements, Continued

The most significant estimates include those used in determining investment valuation reserves on mortgage loans and real estate held for sale, other than temporary impairments and the liability for future policyholders’ reserves and funds. Future events, including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Bonds

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method.

The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Bond transactions are recorded on a trade date basis.

For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c.	Common stocks

Common stocks are valued in accordance with rules established by the NAIC. Generally, common stocks are valued at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Common stock transactions are recorded on a trade date basis.

d.	Mortgage loans

Mortgage loans are valued at amortized cost, net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains and losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e.	Policy loans

Policy loans are carried at the outstanding loan balance, less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

Notes To Statutory Financial Statements, Continued

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. Cost is adjusted for other than temporary impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable with the impairment loss being included in net realized capital gains and losses. Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Other investments

Other investments primarily include derivatives, common stock investments in unconsolidated subsidiaries and affiliates, partnerships, limited liability companies and preferred stocks.

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

Derivatives are included in other investments on the Statutory Statements of Financial Position. Derivatives are carried at fair value and changes in fair values are recorded as realized capital gains and losses on the Statutory Statements of Income. In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument, the premium is amortized into investment income over the life of the derivative instrument. The Company’s derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, foreign exchange contracts, and options, including caps and floors.

Investments in unconsolidated subsidiaries and affiliates are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2002, 2001 and 2000, the Company contributed additional paid-in capital of $255 million, $208 million and $233 million, respectively, to unconsolidated subsidiaries, principally C.M. Life Insurance Company (“C.M. Life”) and MassMutual Holding Company, Inc.

Partnerships and limited liability companies (“LLC”) are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized in the Statutory Statements of Income as a realized capital loss for the excess of the carrying value over the estimated fair value of the joint venture, partnership or LLC. The estimated fair value is based on an estimate of the Company’s share of the investment’s equity value, net of any debt and other liabilities.

Preferred stocks in good standing are valued at cost and included in other investments on the Statutory Statements of Financial Position.

h.	Cash and short-term investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i.	Accrued investment income

Accrued investment income is valued in accordance with rules established by the NAIC. Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loan interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

Notes To Statutory Financial Statements, Continued

j.	Other assets

Other assets primarily include the deferred tax asset, outstanding premium and the prepaid pension plan asset. Other assets are valued in accordance with rules established by the NAIC or by the Division.

k.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $16,413 million and $17,902 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $4 million and $8 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

l.	Non-admitted assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension plan asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

m.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00% to 6.00%.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Traditional life permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal and variable life products use a formula that applies a weighted average credited rate to the mean average account value. Corporate owned life insurance products use a formula, which applies a weighted average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. The Company reserves for any surrender value promised in excess of the reserve as legally computed.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $24,197 million of insurance in force at December 31, 2002 for which the gross premium is less than the net premium according to the standard valuation set by the Division.

Notes To Statutory Financial Statements, Continued

Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date.

Guaranteed minimum death benefit reserves (“GMDB”) on certain variable universal life and annuity products are also established by the Company. These reserves are largely a function of historical separate account returns and assumptions regarding future separate account returns as well as the contractual provisions of the issued GMDBs. The GMDB reserve balance at December 31, 2002 and 2001 was $8 million and $3 million, respectively.

For consistency in valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves, resulting in a $54 million decrease in policyholders’ contingency reserves.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n.	Deposit fund balances

Reserves for funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

o.	Policyholders’ dividends

Policyholders’ dividends are approved annually by the Company’s Board of Directors to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and federal income tax charges. Policyholders’ dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2002 and 2001. Policyholders’ dividends are recorded as a component of net income.

p.	Asset valuation and other investment reserves

The Company maintains an Asset Valuation Reserve (“AVR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

q.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, the Interest Maintenance Reserve (“IMR”), outstanding drafts, due and accrued expenses and amounts held for agents.

Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

The IMR defers all interest-related after-tax realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Amortization of the IMR into net investment income amounted to $56 million, $31 million and $42 million in 2002, 2001 and 2000, respectively.

r.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

Notes To Statutory Financial Statements, Continued

s.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premium income, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss and modified coinsurance agreements on life insurance products.

t.	Premium and related expense recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

u.	Realized capital gains and losses

Net realized after-tax capital losses of $44 million in 2002, net realized after-tax capital gains of $3 million in 2001 and net realized after-tax capital losses of $66 million in 2000 were deferred into the IMR. Realized capital gains and losses, net of taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses, other than those related to separate accounts, are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

v.	Participating contracts

Participating contracts issued by the Company and its United States based life insurance subsidiaries represent approximately 65% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2002.

3.	NEW ACCOUNTING STANDARDS

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders’ contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

In May 2002, the National Association of Insurance Commissioners issued Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” with an effective date of January 1, 2003. SSAP No. 86 supercedes SSAP No. 31 “Derivative Instruments” and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized gains or unrealized losses. Adoption of SSAP No. 86 by the Company will change the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized gains and losses to unrealized gains and losses.

Certain 2001 and 2000 balances have been reclassified to conform to current year presentation.

Notes To Statutory Financial Statements, Continued

4.	INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2002
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,781	$215	$–	$3,996
Debt securities issued by foreign governments	26	1	–	27
Asset-backed securities	518	3	–	521
Mortgage-backed securities	4,514	20	–	4,534
State and local governments	67	2	–	69
Corporate debt securities	15,281	234	64	15,451
Utilities	978	46	9	1,015
Affiliates	2,617	1	1	2,617

	$27,782	$522	$74	$28,230

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,149	$–	$–	$3,149
Debt securities issued by foreign governments	22	–	–	22
Asset-backed securities	654	6	5	655
Mortgage-backed securities	4,088	13	–	4,101
State and local governments	76	3	–	79
Corporate debt securities	15,095	81	119	15,057
Utilities	993	14	4	1,003
Affiliates	2,519	–	1	2,518

	$26,596	$117	$129	$26,584

Notes To Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2002 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$771	$773
Due after one year through five years	6,419	6,488
Due after five years through ten years	10,093	10,330
Due after ten years	3,089	3,206

	20,372	20,797
Asset and mortgage-backed securities, and obligations of U.S. government corporations and agencies	7,410	7,433

	$27,782	$28,230

The purchases, sales and maturities of bonds were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$11,141	$9,551
Proceeds from investments sold, matured or repaid	9,898	8,138
Gross realized capital gains	96	76
Gross realized capital losses	273	152

Portions of realized gains and losses were deferred into the IMR. Other than temporary impairments on bonds during the years ended December 31, 2002 and 2001 were $187 million and $110 million, respectively, and were included in the gross realized capital losses noted above.

The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

Notes To Statutory Financial Statements, Continued

b.	Common stocks

The purchases and sales of unaffiliated common stocks were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$619	$453
Proceeds from investments sold, matured or repaid	413	554
Gross realized capital gains	59	49
Gross realized capital losses	87	45

Other than temporary impairments on common stocks during the years ended December 31, 2002 and 2001 were $26 million and $4 million, respectively, and were recorded in the gross realized capital losses noted above.

As of December 31, 2002 and 2001, gross unrealized capital gains on common stocks were $93 million and $97 million, respectively. As of December 31, 2002 and 2001 gross unrealized capital losses on common stocks were $97 million and $105 million, respectively.

c.	Mortgage loans

Mortgage loans, comprised primarily of commercial mortgage loans, were $7,048 million and $6,930 million, net of valuation reserves of $14 million and $9 million, at December 31, 2002 and 2001, respectively. The Company’s mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2002 and 2001. Two restructured loans at December 31, 2002 had no carrying value. The carrying value of restructured loans was $14 million at December 31, 2001. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2002 and 2001.

At December 31, 2002, scheduled mortgage loan maturities were as follows (in millions):

2003	$294
2004	369
2005	891
2006	749
2007	199
Thereafter	3,244

Commercial mortgage loans	5,746
Mortgage loan pools	1,302

Total mortgage loans	$7,048

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, commercial mortgage loan lending rates ranged from 2.17% to 15.00%.

The purchases, sales and maturities of mortgage loans were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$1,456	$1,872
Proceeds from investments sold, matured or repaid	1,335	1,885
Gross realized capital gains	5	16
Gross realized capital losses	4	7

Notes To Statutory Financial Statements, Continued

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 96% and 78% at December 31, 2002 and 2001, respectively. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $2 million and $1 million at December 31, 2002 and 2001, respectively.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2002	2001
	(In Millions)
California	$1,100	$1,039
Texas	579	473
Illinois	384	403
New York	354	380
Florida	331	311
Massachusetts	319	525
All other states	2,679	2,320

Commercial mortgage loans	5,746	5,451
Nationwide loan pools	1,302	1,479

Total mortgage loans	$7,048	$6,930

d.	Real estate

Real estate held for production of income was $1,570 million and $1,531 million, net of encumbrances of $43 million and $21 million, at December 31, 2002 and 2001, respectively.

Real estate held for sale amounted to $198 million and $319 million, net of valuation reserves of $3 million and $6 million, at December 31, 2002 and 2001, respectively.

Real estate occupied by the Company amounted to $76 million and $74 million, net of accumulated depreciation of $100 million and $96 million, at December 31, 2002 and 2001, respectively.

The carrying value on non-income producing real estate amounted to $91 million and $86 million at December 31, 2002 and 2001, respectively. Depreciation expense on real estate during the years ended December 31, 2002, 2001 and 2000 was $102 million, $79 million, and $102 million, respectively. Other than temporary impairments on real estate for the year ended December 31, 2002 were $1 million and were recorded in the gross realized capital losses noted below. There were no other than temporary impairments recorded for the year ended December 31, 2001. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

The purchases and sales of real estate investments were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$229	$209
Proceeds from investments sold or repaid	325	179
Gross realized capital gains	122	49
Gross realized capital losses	4	10

e.	Other investments

Net investment income on derivative instruments was $396 million, $171 million, and $15 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Investments in partnerships and LLC’s were $1,194 million and $1,205 million at December 31, 2002 and 2001, respectively. Other than temporary impairments of partnerships and LLC’s for the years ended December 31, 2002 and 2001 were $37 million and $4 million, respectively, and were included in the gross realized capital losses noted below.

Notes To Statutory Financial Statements, Continued

Net investment income of partnerships and LLC’s was $55 million, $43 million and $2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The purchases and sales of partnerships and LLC’s were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)

Cost of investments acquired	$284	$253
Proceeds from investments sold or repaid	292	273
Gross realized capital gains	11	17
Gross realized capital losses	38	43

f.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Bonds	$(177)	$(76)	$81
Common stocks	(28)	4	54
Mortgage loans	1	9	(7)
Real estate	118	39	33
Closed derivatives	(88)	(58)	(156)
Derivatives mark-to-market	934	275	–
Other investments	(149)	(41)	107
Federal and state taxes	9	(26)	(85)

Net realized capital gains before deferral to IMR	620	126	27

Losses (gains) deferred to IMR	66	(4)	102
Less: taxes on net deferred (losses) gains	(22)	1	(36)

Net deferred to IMR	44	(3)	66

Total net realized capital gains	$664	$123	$93

g.	Reverse repurchase agreements

As of December 31, 2002 and 2001, the Company had reverse repurchase agreements outstanding that amounted to total carrying values of $205 million and $214 million, respectively. The maturities of these agreements range from January 14, 2003 through March 10, 2003, while the interest rates range from 1.36% to 1.95%. The outstanding amount at December 31, 2002 was collateralized by $213 million in bonds.

5.	PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met. The Company’s derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, including interest rate caps and floors, forward commitments and asset and equity swaps, and financial futures.

Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in accrued investment income on the Statutory Statements of Financial Position. Gains and losses realized on the termination or assignment of contracts are recognized as realized capital gains and losses.

Notes To Statutory Financial Statements, Continued

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of options is included in other investments on the Statutory Statements of Financial Position. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as accrued investment income. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association, Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses in the Statutory Statements of Income when contracts are closed and at each reporting date.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset combined with collateral obtained from counterparties, reduces the Company’s exposure. The amounts at risk in a net gain position, were $330 million and $172 million at December 31, 2002 and 2001, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized.

The following table summarizes the carrying value, fair value and notional amount of the Company’s derivative financial instruments:

	December 31, 2002
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,262	$1,262	$21,927
Options	139	139	9,275
Interest rate caps & floors	22	22	1,000
Currency swaps	230	230	1,112
Forward commitments, equity and asset swaps	60	60	4,122
Financial futures	–	–	463

Total	$1,713	$1,713	$37,899

Notes To Statutory Financial Statements, Continued

	December 31, 2001
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$627	$627	$14,102
Options	87	87	6,857
Interest rate caps & floors	11	11	1,100
Currency swaps	29	29	1,177
Forward commitments, equity and asset swaps	10	10	2,104
Financial futures-short positions	–	–	488

Total	$764	$764	$25,828

The notional amounts described above do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Derivative financial instruments: Fair value for these instruments is based upon quotations obtained from independent sources.

Funding agreements: The fair value is determined by discounting future cash flows at current market rates.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounting future cash flows at current market rates.

Notes To Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2002 and 2001:

	2002		2001
	Carrying Value	Fair Value	Carrying Value	Fair Value
		(In Millions)
Financial assets:
Bonds	$27,782	$28,230	$26,596	$26,584
Common stocks	649	649	445	445
Preferred stocks	219	223	152	160
Mortgage loans	7,048	7,755	6,930	7,278
Policy loans	6,253	6,253	6,071	6,071
Derivative financial instruments	1,713	1,713	764	764
Cash and short-term investments	8,178	8,178	4,684	4,684

Financial liabilities:
Funding agreements	2,705	2,829	1,632	1,662
Investment-type insurance contracts	9,982	9,991	8,561	8,588

7.	SURPLUS NOTES

The Company issued surplus notes of $100 million at 7.50% and $250 million at 7.63% in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $27 million was approved and paid in 2002, 2001 and 2000.

8.	RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $196 million, $208 million and $195 million for 2002, 2001 and 2000, respectively.

The majority of these fees were from C.M. Life, which accounted for $162 million in 2002, $172 million in 2001, and $173 million in 2000.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $116 million, $101 million and $99 million for 2002, 2001 and 2000, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $9 million and $7 million for 2002, 2001 and 2000, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life and Bay State, including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $153 million in 2002, $410 million in 2001 and $358 million in 2000. Fees and other income include a $98 million, $53 million and $70 million expense allowance in 2002, 2001 and 2000, respectively. Total policyholders’ benefits assumed on these agreements were $46 million in 2002, $50 million in 2001 and $48 million in 2000. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life in 2002, whereas net modified coinsurance adjustments of $296 million and $244 million were paid to certain unconsolidated subsidiaries in 2001 and 2000, respectively.

Notes To Statutory Financial Statements, Continued

In 2002, experience refunds of $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life. There were no experience refunds paid to or received from Bay State or C.M. Life in 2000.

9.	INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2002, 2001 and 2000, MassMutual received $100 million, $155 million and $133 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,452 million and $2,366 million at December 31, 2002 and 2001, respectively.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$2,314	$2,187	$3,112
Net income (loss)	16	(4)	(6)
Assets	9,994	9,344	8,738
Liabilities	9,446	8,963	8,420

Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Other subsidiaries:
Total revenue	$3,026	$2,443	$1,607
Net income	22	61	72
Assets	12,924	11,770	4,992
Liabilities	12,055	10,891	4,120

10.	BENEFIT PLANS

The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, agents and retirees.

Pension and savings plan

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan covers substantially all employees and agents. For some participants, benefits are based on final average earnings and length of service, while for other participants benefits are based on an account balance that takes into consideration age, service and salary during their careers.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Division, the Company has recognized a plan asset of $128 million and $256 million at December 31, 2002 and 2001, respectively.

Notes To Statutory Financial Statements, Continued

The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company also has several non-funded non-contributory defined benefit plans covering certain executives and agents.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees and agents. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The Company also maintains a money purchase pension plan for agents, which was frozen on February 28, 2001. The assets of the defined contribution plans are invested in group annuity contracts which invest in the Company’s general and separate accounts. The matching contributions by the Company were $15 million for the years ended December 31, 2002 and 2001 and are included in operating expenses on the Statutory Statements of Income.

Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. These benefits are funded as considered necessary by the Company’s management. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2002 and 2001, the net unfunded accumulated benefit obligation was $245 million and $206 million, respectively, for employees and agents eligible to retire or currently retired and $32 million and $27 million, respectively, for participants not eligible to retire.

Notes To Statutory Financial Statements, Continued

Prepaid and accrued benefits costs are included in other assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
		(In Millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$855	$852	$223	$185
Service cost	25	23	6	5
Interest cost	60	60	16	14
Contribution by plan participants	–	–	6	–
Actuarial loss (gain)	20	(4)	31	16
Benefits paid	(52)	(57)	(21)	(13)
Plan amendments	1	–	–	16
Business combinations, divestitures, curtailments, settlements and special termination benefits	–	5	–	–
Change in actuarial assumption	77	–	–	–
Adjustment for Codification	–	(24)	–	–

Benefit obligation at end of year	$986	$855	$261	$223

Change in plan assets:
Fair value of plan assets at beginning of year	$928	$1,072	$17	$19
Actual return on plan assets	(42)	(107)	–	1
Employer contribution	12	11	14	10
Benefits paid	(52)	(57)	(21)	(13)
Contributions by plan participants	–	–	6	–
Business combinations, divestitures and settlements	–	9	–	–

Fair value of plan assets at end of year	$846	$928	$16	$17

Funded status:
Unrecognized net loss	$(434)	$(215)	$(44)	$(12)
Remaining net obligation at initial date of application	(9)	(9)	(53)	(58)
Effect of fourth quarter activity	(1)	–	(4)	(2)
Prepaid assets (accrued liabilities)	304	297	(144)	(134)

Funded status of the plan	$(140)	$73	$(245)	$(206)

Benefit obligation for non-vested employees	$20	$26	$32	$27

Notes To Statutory Financial Statements, Continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
	(In Millions)
Components of net periodic benefit cost:
Service cost	$25	$23	$6	$5
Interest cost	60	60	16	14
Expected return on plan assets	(82)	(111)	(1)	(1)
Amortization of unrecognized transition obligation	–	1	5	4
Amount of recognized gains and losses	1	–	–	–

Total net periodic benefit cost	$4	$(27)	$26	$22

Amounts recognized in the Statutory Statements of Financial Position:
Prepaid pension plan asset	$431	$421	$–	$–
Accrued benefit liability	(154)	(124)	(144)	(134)
Intangible assets	9	–	–	–
Policyholders’ contingency reserves	18	–	–	–

Gross amount recognized	304	297	$(144)	$(134)

Less assets non-admitted	176	41

Net amount recognized	$128	$256

The assumptions at September 30, 2002 and 2001 used by the Company to calculate the benefit obligations as of that date and to determine the benefit costs in the subsequent year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
Discount rate	6.75%	7.50%	6.75%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	8.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost
Rates in the first year	–	–	10.00%	9.00%
Declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2002 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2002 accumulated post retirement benefit liability and benefit expense by $15 million and $1 million, respectively.

The net expense charged to operations for all employee benefit plans was $87 million, $55 million and $16 million for the years ended December 31, 2002, 2001 and 2000, respectively.

11.	REINSURANCE

The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Notes To Statutory Financial Statements, Continued

Premium ceded was $277 million, $220 million and $160 million and reinsurance recoveries were $156 million, $135 million and $94 million for the periods ended December 31, 2002, 2001 and 2000, respectively. Amounts recoverable from reinsurers were $50 million and $49 million as of December 31, 2002 and 2001, respectively. At December 31, 2002, seven reinsurers accounted for 85% of the outstanding reinsurance recoverable from reinsurers.

12.	FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves at December 31 are as follow (in millions):

	2002	2001
Total deferred tax assets	$2,044	$1,596
Total deferred tax liabilities	(1,043)	(622)

Net deferred tax asset	1,001	974
Deferred tax assets non-admitted	(479)	(471)

Net admitted deferred tax asset	$522	$503

Increase in non-admitted asset	$(8)	$–

The provision for incurred taxes on earnings for the years ended December 31 are (in millions):

	2002	2001
Federal income tax on operations	$(144)	$116
Foreign income tax	6	6

	(138)	122
Federal income tax (benefit) on net capital gains	(9)	22

Federal and foreign income taxes incurred	$(147)	$144

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2002 and 2001 are (in millions):

	2002	2001
Deferred tax assets:
Reserve items	$387	$362
Policy acquisition costs	374	353
Investment items	282	34
Unrealized investment losses	270	139
Policyholder dividend related items	340	382
Other	391	326

Total deferred tax assets	2,044	1,596
Non-admitted deferred tax assets	(479)	(471)

Admitted deferred tax assets	1,565	1,125

Deferred tax liabilities:
Investment items	656	344
Pension items	149	113
Other	238	165

Total deferred tax liabilities	1,043	622

Net admitted deferred tax assets	$522	$503

Notes To Statutory Financial Statements, Continued

The change in net deferred income taxes is comprised of the following (in millions):

2002
Change in deferred tax assets	$448
Change in deferred tax liabilities	(421)

Net change in deferred tax asset	27
Tax effect of policyholders’ contingency reserve changes	(309)

Change in net deferred income tax	$(282)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows (in millions):

	2002	2001
Provision computed at statutory rate	$421	$340
Investment items	(39)	(59)
Tax credits	(36)	(32)
Policyholder dividends	(174)	(17)
Other	(37)	2

Total	$135	$234

Federal and foreign income taxes incurred	$(147)	$144
Change in net deferred income taxes	282	90

Total statutory income taxes	$135	$234

In 2002, 2001 and 2000, the Company paid federal income taxes in the amounts of $195 million, $210 million and $224 million, respectively. As of December 31, 2002, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $75 million in 2002, $153 million in 2001, and $226 million in 2000.

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. As a result of this Act, for the period ended December 31, 2002, the Company’s tax liability established prior to December 31, 2001 has been reduced by $82 million.

The Company plans to file its 2002 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through the year 1997 and will begin examining the years 1998 through 2000 in early 2003. Management believes adjustments that may result from such examinations will not materially affect the Company’s financial position.

13.	BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2002 and 2001 and for the three years ended December 31, 2002.

Notes To Statutory Financial Statements, Continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Total rental expense on operating leases was $34 million in 2002, $33 million in 2001 and $30 million in 2000.

Future minimum lease commitments are as follows (in millions):

2003	$ 32
2004	29
2005	24
2006	19
2007	16
Thereafter	13

Total	$133

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

e.	Funding commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2002 and 2001, the Company had approximately $450 million and $550 million of outstanding funding commitments, respectively, and a $500 million support agreement related to credit facilities.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2002, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $1,015 million, $381 million and $301 million, respectively.

14.	WITHDRAWAL CHARACTERISTICS

a.	General account annuity and deposit funds

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2002 are illustrated below (in millions):

	Amount	% of Total
Subject to discretionary withdrawal – with market value adjustment	$21,682	71%
Subject to discretionary withdrawal – without market value adjustment	2,141	7%
Not subject to discretionary withdrawal	6,570	22%

Total	$30,393	100%

Notes To Statutory Financial Statements, Continued

b.	Separate accounts

Information regarding the withdrawal characteristics of the separate account liabilities of the Company at December 31, 2002 is as follows (in millions):

Subject to discretionary withdrawal:
At market value	$15,956
With market value adjustment	8
Without market value adjustment	185
Not subject to discretionary withdrawal	2

Total by withdrawal characteristics	16,151
Non-policy liabilities	266

Total separate account liabilities	$16,417

15.	SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2002, is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding Company

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding Company

CM Property Management, Inc.

HYP Management, Inc.

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding, LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment, Inc.

MML Investor Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.0%

Cornerstone Real Estate Advisers, Inc.

DLB Acquisition Corporation – 98.2%

Oppenheimer Acquisition Corporation – 96.03%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Institutional Funds

Part C

Other Information

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Reports of Independent Auditors’

Statement of Assets and Liabilities as of December 31, 2002

Statement of Operations for the year ended December 31, 2002

Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001

Notes to Financial Statements

The Depositor

Report of Independent Auditors’

Statutory Statement of Financial Position as of December 31, 2002 and 2001

Statutory Statement of Income for the years ended December 31, 2002, 2001 and 2000

Statutory Statement of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2002, 2001 and 2000

Statutory Statement of Cash Flows for the years ended December 31, 2002, 2001 and 2000

Notes to Statutory Financial Statements

        (b)  Exhibits:

Exhibit 1

Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Registrant, incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to Registration Statement File No. 2-75413, filed and effective May 1, 1998.

Exhibit 2	None

Exhibit 3	(i) Copy of Distribution Agreement between the Registrant and MML Investors Services, Inc., incorporated by reference to Post Effective Amendment No. 17, to Registration Statement File No. 2-75412.

(ii) None

Exhibit 4	(i) Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract, incorporated by reference to Post Effective Amendment No. 17 to Registration Statement File No. 2-75412.

Exhibit 5

Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract in Exhibit 4 above, incorporated by reference to Post Effective Amendment No. 17, to Registration Statement File No. 2-75412.

Exhibit 6	(i) Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company, incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

(ii) Copy of the by-laws of Massachusetts Mutual Life Insurance Company incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

Exhibit 7	None

Exhibit 8	None

Exhibit 9	Opinion of and Consent of Counsel*

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP*

(ii) Powers of Attorney, incorporated by reference to Initial Registration Statement No. 333-22557, filed on January 28, 1997.

(iii) Power of Attorney for Robert J. O’Connell, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-2 on January 28, 1999.

(iv) Powers of Attorney for Roger G. Ackerman, incorporated by reference to Registration Statement File No. 333-45039, filed on June 4, 1998.

(v) Power of Attorney for Howard Gunton, incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.

(vi) Power of Attorney for Marc Racicot, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed on Form N-4.

(vii) Power of Attorney for James H. DeGraffenreidt, Jr. incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-88503 on Form N-6.

(viii) Power of Attorney for Brent Nelson incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 filed on Form N-6.

Exhibit 11	None

Exhibit 12	None

Exhibit 13	Form of Schedule of Computation of Performance, incorporated by reference to Registrant’s Post Effective Amendment No. 16 to File No. 2-75413.

Exhibit 14	None

*	Filed herewith

Item 25.    Directors and Executive Officers of MassMutual

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below.

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996–2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991–2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080

WGL Holdings, Inc.

    Chairman and Chief Executive Officer (since 2001)

    Chairman, President, and Chief Executive Officer (2000–2001)

    Chairman and Chief Executive Officer (1998–2000)

    President and Chief Executive Officer (1998)

    President and Chief Operating Officer (1994–1998)

Patricia Diaz Dennis, Director 2600 Camino Ramon, Room 4CS100 San Ramon, CA 94853

SBC Pacific Bell/SBC Nevada Bell

    Senior Vice President, General Counsel & Secretary (since 2002)

SBC Communications Inc.

    Senior Vice President—Regulatory and Public Affairs (1998–2002)

    Senior Vice President and Assistant General Counsel (1995–1998)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998–1999) United Meridian Corporation President and Chief Operating Officer (1996–1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

    Chairman, President and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (2000–2001)

    Executive Vice President (1997–2000)

Wyeth-Ayerst Pharmaceuticals

    President (1997–2000)

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Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997–2000)

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110

FleetBoston Financial

    Chairman and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (1999–2001)

BankBoston, N.A.

    Chairman and Chief Executive Officer (1996–1999)

BankBoston Corporation

    Chairman (1998–1999) and Chief Executive Officer (1995–1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996–1996)

John F. Maypole, Director 55 Sandy Hook Road—North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Chairman (since 2000), Director, President and

    Chief Executive Officer (since 1999)

American International Group, Inc.

    Senior Vice President (1991–1998)

AIG Life Companies

    President and Chief Executive Officer (1991–1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993–2000)

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Executive Vice Presidents

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick C. Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Howard E. Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999–2001) AIG Life Insurance Co. Senior Vice President & CFO (1973–1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987–1996)

Christine M. Modie 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Information Officer (since 1999)

Travelers Insurance Company

    Senior Vice President and Chief Information Officer (1996–1999)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

    Chairman, President, and Chief Executive Officer (since 2001)

    President & Chief Operating Officer (2000–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111

David L. Babson and Co. Inc.

    Chairman and Chief Executive Officer (since 2001)

    President and Chief Executive Officer (1999–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Investment Officer (since 1999)

Chief Executive Director—Investment Management (1997–1999)

Matthew E. Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001) Vice President (1996–1998)

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Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The following entities are, or may be, controlled by MassMutual through the director or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

E. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

3.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

4.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

5.) Diversified Insurance Services of America, Inc., a Hawaiian corporation which operates as an insurance broker.

b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.	MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.	9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

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c.	1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d.) FITech Asset Management, L.P. (“AM”) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (David L. Babson & Company Inc. is a limited partner in DP with a controlling interest—58%).

e.) FITech Domestic Partners, LLC (“DP”) is a Delaware LLC that is the general partner of the Fund. (David L. Babson & Company Inc. owns a controlling interest—58%—of DP.)

f.) Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

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e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

h.) OFI Private Investments, Inc. is a New York based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

i.) OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

2.) Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.	CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

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13.	MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.	MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual International, Inc. —99.9%)

d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

g.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. —99.5%)

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1.) MassMutual Shuno Company, a Japanese premium collection service provider.

2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

14.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

15.	MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

F. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G. The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

H. MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

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Item 27.    Number of Contract Owners

As of January 31, 2003, 491 Separate Account 2 Contracts were in force.

Item 28.    Indemnification

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V.  Subject to limitations of law, the Company shall indemnify:

(a)  each director, officer or employee;

(b)  any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)  any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by

MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Investors Services, Inc., a controlled subsidiary of MassMutual, acts as principal underwriter for this contract.

(b)(1)  MML Investors Services, Inc., is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

MML Investors Services, Inc. Officers and Directors

Name	Officer	Business Address
Gregory M. Williams	President (10/28/02) Director (02/27/02) Investment Committee Member (11/20/02)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Kenneth M. Rickson	Chief Risk Officer (10/28/02) Director (10/25/2002)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President (05/12/97) Chief Legal Officer (1/1/87) Assistant Secretary (05/02/90) Assistant Clerk (05/10/2000)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President/Products (07/22/02) Assistant Treasurer (05/10/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ann F. Lomeli	Secretary/Clerk (2/28/98)	1295 State Street Springfield, MA 01111

Jeffrey J. Losito	Second Vice President (08/06/01) and National Sales Director (08/06/01)	5281 Caminito Exquisito San Diego, CA 92130

Eileen D. Leo	Second Vice President (01/01/99) and Deputy Chief Legal Officer (07/22/02) Assistant Secretary/ Assistant Clerk (05/10/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Richard M. Howe	Second Vice President, Associate General Counsel and Assistant Secretary/Clerk (09/27/02)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Cynthia W. Hilbert	Second Vice President (03/09/01)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Daniel A. Raymond	Vice President, Finance & Operations (1/31/2003)	One Monarch Place 1414 Main Street Springfield, MA 01144

Name	Officer	Business Address

James J. Furlong	Chief Operations Officer (5/14/98) Chief Privacy Officer (11/20/02)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michele G. Lattanzio	Chief Financial Officer & Treasurer (09/27/02)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Frank A. Stellato	Assistant Treasurer (01/31/2003)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013
Daniel M. Colarusso	Chief Information Officer (05/10/00)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

David Deonarine	Sr. Registered Options Principal (2/19/98)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Christine L. Swanson	Registration Manger	1295 State Street Springfield, MA 01111

Marilyn A. Sponzo	Chief Compliance Officer (01/31/03)	1295 State Street Springfield, MA 01111

Mary S.Block	Compliance Registered Options Principal (04/07/2003)	One Monarch Place 1414 Main Street Springfield, MA 01144

Kevin LaComb	Assistant Treasurer (11/28/01)	1295 State Street Springfield, MA 01111

Robert W. Kumming, Jr.	Retirement Services Sales Supervisor (07/22/02)	1295 State Street Springfield, MA 01111

Burvin E. Pugh, Jr.	Agency Field Force Supervisor (5/12/97)	1295 State Street Springfield, MA 01111

John P. McCloskey	Agency Vice President (08/06/01)	1295 State Street Springfield, MA 01111

Timothy Flanagan, Jr.	Agency Vice President (07/22/02)	1295 State Street Springfield, MA 01111

Anne Melissa Dowling	Large Corporate Markets Supervisor (4/29/99)	140 Garden Street Hartford, CT 06154

Shefali Desai	Retirement Services Supervisor (08/06/01) and Retirement Services Group Supervisor Group Supervisor (07/22/02)	1295 State Street Springfield, MA 01111

Susan A. Alfano	Director (02/13/97)	1295 State Street Springfield, MA 01111

Name	Officer	Business Address

Matthew E. Winter	Chairman of the Board of Directors (09/14/00)	1295 State Street Springfield, MA 01111

Burvin E. Pugh, Jr.	Director (2/9/99)	1295 State Street Springfield, MA 01111
Howard E. Gunton	Director (1/1/00)	1295 State Street Springfield, MA 01111

Lawrence V. Burkett, Jr.	Director (7/24/96)	1295 State Street Springfield, MA 01111

Eustis Walcott	Director (9/14/00)	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 31.    Management Related Services

None

Item 32.    Undertakings

(a)  Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)  Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

(e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible purchase individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 2, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 22 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 22 to Registration Statement No. 2-75413 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2003.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

/s/    ROBERT J. O’CONNELL*

By:

Robert J. O’Connell

Chairman, Director, President

and Chief Executive Officer

Massachusetts Mutual Life Insurance Company

/s/    RICHARD M. HOWE

*Richard M. Howe

On April 24, 2003, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 22 to Registration Statement No. 2-75413 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2003

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2003

/s/ Brent Nelson** Brent Nelson	Senior Vice President and Controller (Principal Accounting Officer)	April 24, 2003

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2003

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2003

/s/ GENE CHAO* Gene Chao	Director	April 24, 2003

/s/ JAMES H. DE GRAFFENREIDT, JR.* James H. De Graffenreidt, Jr.	Director	April 24, 2003

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2003

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 24, 2003

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2003

ROBERT ESSNER Robert Essner	Director

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2003

Signature	Title	Date

/s/ CHARLES K. GIFFORD* Charles K. Gifford	Director	April 24, 2003

/s/ WILLIAM N. GRIGGS* William N. Griggs	Director	April 24, 2003

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2003

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2003

/s/ MARC RACICOT* Marc Racicot	Director	April 24, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	On April 24, 2003, as Attorney- in-Fact pursuant to powers of attorney

/s/ James M. Rodolakis **James M. Rodolakis	On April 24, 2003 as Attorney- in-Fact pursuant to power of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, Jennifer B. Sheehan, have reviewed this Post-Effective Amendment No. 22 to Registration Statement No. 2-75413, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JENNIFER B. SHEEHAN

Jennifer B. Sheehan

Counsel

Massachusetts Mutual Life Insurance Company

EXHIBIT LIST

Exhibit 9	Opinion of and Consent of Counsel
Exhibit 10(i)	Consent of Independent Auditors’, Deloitte & Touche LLP.